                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                EXAR CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

/X/  No fee required.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

     4. Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

     5. Total fee paid:

        -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

        -----------------------------------------------------------------------

     2. Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

     3. Filing Party:

        -----------------------------------------------------------------------

     4. Date Filed:

                                      LOGO

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 8, 2000

TO THE STOCKHOLDERS OF EXAR CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of EXAR CORPORATION, a Delaware corporation (the "Company"), will be held on June 8, 2000 at 3:00 p.m. local time at the Company's principal executive offices at 48720 Kato Road, Fremont, CA 94538 to act on the following matter:

     1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

     The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 28, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                           By Order of the Board of Directors

                                           Donald L. Ciffone, Jr.
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fremont, California
May __, 2000

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                      LOGO

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS

                                   TO BE HELD
                                  JUNE 8, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Exar Corporation, a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on June 8, 2000 at 3:00 p.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purpose set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's principal executive offices located at 48720 Kato Road, Fremont, California 94538. The Company intends to mail this proxy statement and accompanying proxy card on or about May 8, 2000 to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request. No additional compensation will be paid to directors, officers or other regular employees for such services, but a third-party proxy solicitor to be determined by the Company will be paid its customary fee, estimated to be about $4,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 28, 2000 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. On the Record Date, the Company had 18,615,969 shares of Common Stock outstanding and entitled to vote.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on the matter to be voted upon at the Special Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal 1 to be voted on at the Special Meeting. For purposes of Proposal 1, abstentions and broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 48720 Kato Road, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

                  APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, a form of which is attached hereto as Exhibit A.

     In addition to the 18,615,969 shares of Common Stock outstanding at April 26, 2000, as of April 26, 2000, the Board had reserved (i) 1,217,963 shares for issuance upon exercise of outstanding options granted and heretofore unexercised under the Company's Employee Stock Participation Plan;
(ii) 173,413 shares for issuance upon exercise of options granted under the 1996 Non-Employee Director Stock Option Plan; and (iii) 378,094 shares for issuance upon exercise of options granted under the 1997 Equity Incentive Plan, as amended. Therefore, after accounting for such reserves, and taking into account the shares reserved for issuance under the Company's Preferred Share Purchase Rights Plan, the Company currently has no additional shares of Common Stock available for issuance.

     The Board desires to have additional authorized shares for future business and financial purposes. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, stock dividends to existing stockholders, raising capital, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding the Company's business or product lines through certain acquisitions of other businesses or products.

     The additional shares of Common Stock that would become available for issuance if this proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

     The Board of Directors recommends a vote in favor of Proposal 1.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 26, 2000:

- each stockholder who is known by us to own beneficially more than 5% of our Common Stock;

- each of our named executive officers;

- each of our directors; and

- all of our directors and executive officers as a group.

     Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of our Common Stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 18,615,969 shares of common stock outstanding as of April 26, 2000, together with options for that stockholder that are currently exercisable or exercisable within 60 days of April 26, 2000. In computing the number and percentage of shares beneficially owned by a person, shares of common stock subject to options currently exercisable, or exercisable within 60 days of April 26, 2000 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

                                                                          BENEFICIAL OWNERSHIP (1)
                                                                       -------------------------------
                                                                        NUMBER OF           PERCENT OF
BENEFICIAL OWNER                                                         SHARES               TOTAL
----------------                                                       -----------          ----------
Morgan Stanley Dean Witter (2)......................................     1,036,751             5.6%
   1585 Broadway
   New York, NY  10036
David L. Babson and Company Incorporated (3)........................     1,003,200             5.4%
  One Memorial Drive
  Cambridge, MA  02142-1300
Stephen W. Michael (4)..............................................       128,272                *
Thomas R. Melendrez (4).............................................       115,659                *
Roubik Gregorian (4) ...............................................       103,714                *
Raimon L. Conlisk (4) ..............................................        58,638                *
James E. Dykes (4) .................................................        55,567                *
Frank P. Carrubba (4) ..............................................        15,000                *
Ronald W. Guire(4) .................................................        14,133                *
Donald L. Ciffone, Jr...............................................        12,585                *
Richard Previte (4).................................................           112                *
All executive officers and directors as a group
  (13 persons) (4) .................................................       714,245             3.8%

* Represents beneficial ownership of less than one percent of the common stock.

(1) This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13G filed with the Securities and Exchange Commission (the "SEC").

(2) Based on a Schedule 13G filed with the SEC on February 25, 2000. Includes 1,015,901 shares over which Morgan Stanley Dean Witter has shared voting power and 1,036,751 shares over which Morgan Stanley Dean Witter has shared dispositive power.

(3)      Based on a Schedule 13G filed with the SEC on January 27, 2000.

(4) Includes shares which certain executive officers and directors have the right to acquire within 60 days after April 26, 2000, pursuant to outstanding options as follows: Stephen W. Michael, 116,998 shares; Thomas R. Melendrez, 74,294 shares; Roubik Gregorian, 102,375 shares; Raimon L. Conlisk, 57,138 shares; James E. Dykes, 45,517 shares; Frank
         P. Carrubba, 15,000 shares; Ronald W. Guire, 5,625 shares; Richard Previte, 112 shares; and all executive officers and directors as a group, 576,585 shares.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

         The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxies.

                                           By Order of the Board of Directors

                                           DONALD L. CIFFONE, JR.
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

May __, 2000

                                                                     EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                EXAR CORPORATION

     EXAR CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the state of Delaware, does hereby certify:

     FIRST: The name of the corporation is Exar Corporation.

     SECOND: The date on which the Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware was October 10, 1991. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 27, 1992. A Certificate of Amendment and Amended and Restated Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on January 19, 1995.

     THIRD: The Board of Directors of the corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend the Amended and Restated Certificate of Incorporation of the corporation by deleting the first paragraph of Article IV and substituting therefor a new first paragraph of
Article IV in the following form:

          "This corporation is authorized to issue two classes of stock to be designated, respectively, `Common Stock' and `Preferred Stock.' The total number of shares which the corporation is authorized to issue is one hundred two million two hundred fifty thousand (102,250,000) shares. One hundred million (100,000,000) shares shall be Common Stock, and two million two hundred fifty thousand (2,250,000) shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($.0001)."

     FOURTH: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the corporation for their approval and was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Exar Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer and attested to by its Secretary this ____ day of _________, 2000.

                                          EXAR CORPORATION

                                          ------------------------------------
                                          Donald L. Ciffone, Jr.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

ATTEST:

-------------------------------
Ronald W. Guire
SECRETARY

FORM OF PROXY

                                EXAR CORPORATION

      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 8, 2000

         The undersigned hereby appoints Donald L. Ciffone, Jr. and Ronald W. Guire and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Exar Corporation, which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Exar Corporation to be held at 48720 Kato Road, Fremont, CA 94538 on June 8, 2000 at 3:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

   UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                   (Continued and to be signed on other side)

                              FOLD AND DETACH HERE

                                 Please mark [ ]
                                    your vote
                                  as indicated

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

PROPOSAL: To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

    PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN
       ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

DATED               , 2000
      --------------        ----------------------------------------------
                                    SIGNATURE(S)

                                    Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.